[PIONEER LOGO]

Pioneer
Growth Shares

----------------------
ANNUAL REPORT 12/31/99
----------------------

 Table of Contents
-----------------------------------------------------


Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    7
Schedule of Investments                           10
Financial Statements                              13
Notes to Financial Statements                     20
Report of Independent Public Accountants          25
Results of Shareowner Meeting                     26
Trustees, Officers and Service Providers          27
Programs and Services for Pioneer Shareowners     28

Pioneer Growth Shares

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 12/31/99
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

In an ever-changing investment environment, it can sometimes be difficult to be disciplined enough to adhere to your investment goals. We are bombarded every day with information and advice from a variety of sources. Magazine and newspaper headlines create a frenzy by shouting - "Top 10 stocks for the year 2000" - sending many investors scrambling to adjust their holdings. But as history often shows us, yesterday's winners are in no way tomorrow's sure thing.

We know it's challenging to digest all of this information. But no one can know with absolute certainty which stocks or bonds will have good performance. It is important to keep sight of your own investment goals and to stick to them. Jumping from one investment to another based upon the latest hot trend is unlikely to help you reach your financial goals. We believe a well reasoned investment plan will.

The first few months of the year are a practical time to take a step back to revisit your investment goals and make appropriate adjustments in your personal portfolio. Scheduling a review session with your financial professional is a good starting point. A professional acquainted with your individual circumstances can help you to distill information, examine your current strategy and make informed decisions that can satisfy your long-term investment needs.

Among the key topics to cover with your advisor is your retirement - including the IRA options available to you. Now is the time to think about making a 1999 contribution to an IRA, if you haven't already. This year, you'll have until April 17 to make your prior-year IRA contribution. And, to begin taking advantage of tax-deferred growth, you might want to get a head start on your year 2000 contribution.

I encourage you to read on to learn more about Pioneer Growth Shares. If you have questions, please contact your investment professional. Visit our web site at www.pioneerfunds.com for more information about your fund or Pioneer.

Respectfully,

/s/ John F. Cogan, Jr.
----------------------

John F. Cogan, Jr.
Chairman and President

Pioneer Growth Shares

--------------------------------------------------------------------------------

PORTFOLIO SUMMARY 12/31/99
--------------------------------------------------------------------------------


P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[PIE CHART PLOT POINTS]

U.S. Common
Stocks 95%

Short-Term Cash
Equivalents 5%

[END PLOT POINTS]



S e c t o r   D i s t r i b u t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


[PIE CHART PLOT POINTS]

Consumer Staples                    52%
Communication Services               1%
Healthcare                           3%
Basic Materials                      5%
Consumer Cyclicals                   6%
Technology                           6%
Capital Goods                       10%
Financial                           17%

[END PLOT POINTS]



1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. Infinity Broadcasting Corp.        7.14%      6. Berkshire Hathaway, Inc.        5.40%
                                                      (Class A)
  2. Comcast Corp. (Non-voting)         6.96       7. McDonald's Corp.                5.17
  3. Walgreen Co.                       5.86       8. The Gillette Co.                5.07
  4. Sealed Air Corp.                   5.70       9. MediaOne Group, Inc.            5.04
  5. The Coca-Cola Co.                  5.64      10. Wrigley (Wm.) Jr. Co.           4.78

 Fund holdings will vary for other periods.

Pioneer Growth Shares

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 12/31/99                                      CLASS A SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                    12/31/99       12/31/98
                              $ 20.16        $ 20.34

 Distributions per Share      Income         Short-Term          Long-Term
 (12/31/98-12/31/99)          Dividends      Capital Gains       Capital Gains
                                  -              -               $ 1.677

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to the growth of the Standard & Poor's 500 Index.

------------------------------------------
Average Annual Total Returns
(as of December 31, 1999)

             Net Asset      Public Offering
Period         Value            Price*
10 Years      18.39%             17.69%
5 Years       27.72              26.22
1 Year         7.40               1.23

------------------------------------------

*Reflects deduction of the maximum
 5.75% sales charge at the beginning
 of the period and assumes reinvest-
 ment of distributions at net asset
 value.

[PLOT POINTS FOR MOUNTAIN CHART]

          Pioneer   Standard
          Growth    & Poors
          Shares*   500 Index

12/89       9425     10000
            8632     9688
12/91      14016    12628
           14188    13588
12/93      15396    14951
           14996    15156
12/95      19467    20832
           24715    25602
12/97      35536    34134
           47457    43869
12/99      50968    53079

[END PLOT POINTS]

The Fund adopted its current name and investment adviser (Pioneering Investment Management, Inc.) on December 1, 1993. Prior to that date, the Fund's name was Mutual of Omaha Growth Fund, Inc., and its investment adviser was Mutual of Omaha Fund Management Company.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/99                                       CLASS B SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
-------------------------------------------------------------------------------


 Net Asset Value
 per Share                    12/31/99       12/31/98
                              $ 19.31        $ 19.70

 Distributions per Share      Income         Short-Term          Long-Term
 (12/31/98-12/31/99)          Dividends      Capital Gains       Capital Gains
                                  -              -               $ 1.677

 I n v e s t m e n t   R e t u r n s
-------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index.

------------------------------------------
Average Annual Total Returns
(as of December 31, 1999)

                If                 If
Period         Held             Redeemed*
Life-of-Fund  26.47%             26.29%
(4/28/95)
1 Year         6.57               2.65

------------------------------------------

*Reflects deduction of the maximum
 applicable contingent deferred sales
 charge (CDSC) at the end of the
 period and assumes reinvestment
 of distributions. The maximum CDSC
 of 4% declines over six years.

[PLOT POINTS FOR MOUNTAIN CHART]


         Pioneer   Standard
         Growth    & Poors
         Shares*   500 Index

4/95      10000    10000
6/95      10537    10653
          12335    11497
12/95     11825    12186
          12131    12839
6/96      12604    13414
          13330    13826
12/96     14897    14977
          15155    15381
6/97      18766    18060
          20959    19412
12/97     21265    19968
          24534    22747
6/98      26222    23497
          23046    21164
12/98     28168    25663
          30613    26938
6/99      30999    28830
          27481    27033
12/99     29817    31050


[END PLOT POINTS]

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/99                                       CLASS C SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                    12/31/99       12/31/98
                              $ 19.45        $ 19.82

 Distributions per Share      Income         Short-Term          Long-Term
 (12/31/98-12/31/99)          Dividends      Capital Gains       Capital Gains
                                  -              -               $ 1.677


I n v e s t m e n t   R e t u r n s
-------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index.


----------------------------------------
 Average Annual Total Returns
 (As of December 31, 1999)

                   If          If
  Period          Held      Redeemed*
  Life-of-Fund   26.93%      26.93%
  (1/31/96)
  1 Year          6.63        6.63

----------------------------------------
  * Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.


[PLOT POINTS FOR MOUNTAIN CHART]

          Pioneer   Standard
          Growth    & Poors
          Shares*   500 Index

1/96      10000    10000
          10228    10203
6/96      10627    10660
          11239    10987
12/96     12561    11902
          12833    12223
6/97      15889    14352
          17748    15426
12/97     18017    15868
          20784    18076
6/98      22219    18673
          19541    16818
12/98     23881    20393
          25954    21407
6/99      26303    22910
          23315    21482
12/99     25464    24675

[END PLOT POINTS]

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/99                                       CLASS Y SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
-------------------------------------------------------------------------------


 Net Asset Value
 per Share                    12/31/99       12/31/98
                              $ 20.37        $ 20.41

 Distributions per Share      Income         Short-Term          Long-Term
 (12/31/98-12/31/99)          Dividends      Capital Gains       Capital Gains
                                  -              -               $ 1.677


I n v e s t m e n t   R e t u r n s
-------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index.


------------------------------------------
 Average Annual Total Returns*
 (As of December 31, 1999)

                  If           If
  Period         Held       Redeemed
  Life-of-Fund   11.54%      11.54%
  (4/30/98)
  1 Year          8.08        8.08
------------------------------------------

* Assumes reinvestment of distributions.


[PLOT POINTS FOR MOUNTAIN CHART]

          Pioneer   Standard
          Growth    & Poors
          Shares*   500 Index

4/98      10000    10000
           9868     9812
6/98      10269    10237
          10106    10118
8/98       8713     8643
           9052     9220
10/98      9833     9961
          10319    10549
12/98     11102    11180
          11434    11639
          11244    11263
3/99      12092    11736
          12223    12180
          11913    11876
6/99      12288    12560
          11848    12158
          11271    12081
9/99      10934    11777
          11554    12513
          11917    12752
12/99     12000    13527


[END PLOT POINTS]

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

Stock market performance was increasingly limited to a narrow group of technology and telecommunications companies as 1999 progressed. Investors confined their enthusiasm almost entirely to growth prospects created by the Internet and wireless communications. The following is an interview with Jeffrey B. Poppenhagen, the portfolio manager for Pioneer Growth Shares. Mr. Poppenhagen discusses the events and factors that influenced your Fund's performance over the recent 12-month period.


Q: Why did the Fund's performance in 1999 fall short of the major market indices?

A: The Fund avoided the extraordinary high valuations of most technology company stocks because of concerns about the ability of these companies to earn favorable rates of return on invested capital over the long term. As a result, Fund performance fell behind the market indices, which were driven by the upward momentum of technology stock prices. Class A shares returned 7.40% at net asset value, while Class B returned 6.57% and Class C 6.63%. The average return of the 387 multi-cap core growth funds tracked by Lipper, Inc. was 22.49%, while the Standard & Poor's 500 Index returned 20.99%. (Lipper is an independent firm that tracks mutual fund performance.)


Q: Why did you maintain an underweighting in technology and telecommunications stocks through most of the year, despite the unusually strong rally in these industries?

A: We began selling most of our technology holdings, beginning in May. We became concerned about the extremely high stock valuations of many technology companies and the poor returns these companies were earning on invested capital. The market has become very momentum oriented. Investors have been buying technology stocks based upon expectations that the stock prices inevitably would continue to rise. But that's not the way we invest. We invest in stocks based upon our calculations of what a business is worth. The problem with momentum investing is that it tends to miss the inflection points - the points at which the trends change. In today's market, missing the inflection point in technology stock momentum could be very dangerous. No one is very good at timing changes in market trends and we believe we are better off selling early than one day too late.

Pioneer Growth Shares

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/99                         (continued)
--------------------------------------------------------------------------------

Q: What are your specific objections to the current stock prices of technology companies?

A: We see many companies that have very poor chances of earning rates of return on invested capital that will exceed the cost of capital. One reason is that many have issued very large amounts of stock options to employees - worth anywhere from 50% to more than 400% of reported annual earnings at many companies. Secondly, many technology companies have been addressing their research and development needs by buying start-up companies. This has meant that their research and development expenses tend not to be recorded as they are incurred.

   For example, we estimate that Cisco Systems has issued more than $20 billion in new stock over the past six years to acquire more than 40 companies. Cisco is also expected to issue between $3 billion and $3.5 billion worth of stock options to employees during the next year. If you added the true costs of the acquisitions together with the costs of stock options, the combination would wipe out Cisco's expected earnings of $4.5 billion next year. Other technology companies offer similar stories.

   We are not against owning technology shares. The Fund was significantly overweighted in technology, and Cisco Systems had been one of our major holdings. But we reduced our holdings in this sector after becoming concerned about the long-term opportunity for outside investors in these companies. The employees are likely to get most of the benefits of the growth of these companies. We expect that when investors finally realize the risk in these stock prices, the prices may fall very fast.


Q: Where have you invested?

A: We maintained our discipline by investing in companies that are well positioned to take advantage of market trends, have defensible competitive advantages, and have demonstrated the ability to generate superior returns on invested capital. We concentrated our investments in the companies in which we have the greatest confidence. We have invested in a number of leading consumer products companies that should prosper in the global economic expansion, companies such as

Pioneer Growth Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Coca-Cola, Gillette, McDonald's and Wrigley. The Fund's 17 largest holdings, for example, account for more than 80% of assets. You should be aware that a fund with a smaller number of stocks may experience greater volatility than a fund with fewer holdings.


Q: Do you invest in companies that might not be household names?

A. We like to invest in companies that have sustainable competitive advantages. A relatively recent investment is Dollar General, an operator of modestly sized discount stores that has been very profitable. Another major holding that may not be a household name is American Tower, the industry leader in operating towers for wireless telephone service and satellite TV service.
   We like Sealed Air, a highly profitable packaging company that is a leader in designing new packaging systems and has an excellent record for rewarding investors. We also have invested in Molex, a leading component maker supplying the electronics industry.


Q: What do you see happening in 2000?

A: We have invested in good businesses that, we believe, should be able to pay investors more in the future than what they are paying now. We keep a long-term perspective and tend to hold stocks for three or four years. We feel enthusiastic about companies like Coca-Cola and Sealed Air because they are solid-growth companies with defensible and growing franchises. They care about their shareholders and offer investors the best opportunities to earn superior rates of return on invested capital. We believe in these companies and in their long-term growth potential.

 Pioneer Growth Shares

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99
--------------------------------------------------------------------------------


Shares                                                                Value
              COMMON STOCKS - 95.4%
              Basic Materials - 4.7%
              Chemicals (Diversified) - 2.2%
1,983,200     Monsanto Co.                                     $ 70,651,500
                                                               ------------
              Chemicals (Specialty) - 2.5%
2,044,000     Minerals Technologies, Inc.+                     $ 81,887,750
                                                               ------------
              Total Basic Materials                            $152,539,250
                                                               ------------
              Capital Goods - 9.3%
              Aerospace/Defense - 0.7%
  426,000     General Dynamics Corp.                           $ 22,471,500
                                                               ------------
              Electrical Equipment - 3.2%
2,258,000     Molex Inc. (Non-voting)                          $102,174,500
                                                               ------------
              Manufacturing (Specialized) - 5.4%
3,385,100     Sealed Air Corp.*                                $175,390,494
                                                               ------------
              Total Capital Goods                              $300,036,494
                                                               ------------
              Communication Services - 1.4%
              Telecommunications (Long Distance) - 1.4%
  900,000     AT&T Corp.                                       $ 45,675,000
                                                               ------------
              Total Communication Services                     $ 45,675,000
                                                               ------------
              Consumer Cyclicals - 5.6%
              Retail (Discounters) - 4.5%
6,447,000     Dollar General Corp.                             $146,669,250
                                                               ------------
              Services (Commercial & Consumer) - 1.1%
  669,800     Cintas Corp.                                     $ 35,583,125
                                                               ------------
              Total Consumer Cyclicals                         $182,252,375
                                                               ------------
              Consumer Staples - 49.7%
              Beverages (Non-Alcoholic) - 5.4%
2,979,000     The Coca-Cola Co.                                $173,526,750
                                                               ------------
              Broadcasting (Television/Radio/Cable) - 21.8%
2,000,000     AT&T - Liberty Media Group*                      $113,500,000
4,240,000     Comcast Corp. (Non-voting)                        214,385,000
6,075,000     Infinity Broadcasting Corp.*                      219,839,063
2,020,000     MediaOne Group, Inc.*                             155,161,250
                                                               ------------
                                                               $702,885,313
                                                               ------------

10   The accompanying notes are an integral part of these financial statements.

 Pioneer Growth Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
              Foods - 4.6%
1,773,500     Wrigley (Wm.) Jr. Co.                              $  147,089,656
                                                                 --------------
              Personal Care - 4.8%
3,787,000     The Gillette Co.                                   $  155,977,062
                                                                 --------------
              Restaurants - 4.9%
3,946,000     McDonald's Corp.                                   $  159,073,125
                                                                 --------------
              Retail (Drug Stores) - 5.6%
6,171,000     Walgreen Co.                                       $  180,501,750
                                                                 --------------
              Retail Stores (Food Chains) - 2.6%
4,414,680     Kroger Co.*                                        $   83,327,085
                                                                 --------------
              Total Consumer Staples                             $1,602,380,741
                                                                 --------------
              Financial - 15.8%
              Banks (Major Regional) - 1.5%
  650,000     Fifth Third Bancorp                                $   47,693,750
                                                                 --------------
              Insurance (Multi-Line) - 3.9%
1,153,125     American International Group, Inc.                 $  124,681,641
                                                                 --------------
              Insurance (Property/Casualty) - 10.2%
    2,962     Berkshire Hathaway, Inc. (Class A)*                $  166,168,200
   12,001     Berkshire Hathaway, Inc. (Class B)*                    21,961,830
1,943,200     Progressive Corp.                                     142,096,500
                                                                 --------------
                                                                 $  330,226,530
                                                                 --------------
              Investment Banking/Brokerage - 0.2%
  160,000     Charles Schwab Corp.                               $    6,140,000
                                                                 --------------
              Total Financial                                    $  508,741,921
                                                                 --------------
              Healthcare - 2.9%
              Healthcare (Drugs/Major Pharmaceuticals) - 2.9%
  679,000     Merck & Co., Inc.                                  $   45,535,438
1,516,000     Pfizer, Inc.                                           49,175,250
                                                                 --------------
              Total Healthcare                                   $   94,710,688
                                                                 --------------
              Technology - 6.0%
              Communications Equipment - 4.4%
4,669,000     American Tower Corp.*                              $  142,696,312
                                                                 --------------
              Computers (Peripherals) - 0.2%
   41,000     EMC Corp.*                                         $    4,479,250
                                                                 --------------

The accompanying notes are an integral part of these financial statements.   11

 Pioneer Growth Shares

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/99                                  (continued)
--------------------------------------------------------------------------------


Shares                                                                      Value
                   Computers (Software & Services) - 1.4%
       390,000     Microsoft Corp.*                                $   45,532,500
                                                                   --------------
                   Total Technology                                $  192,708,062
                                                                   --------------
                   TOTAL COMMON STOCKS
                   (Cost $2,812,758,681)                           $3,079,044,531
                                                                   --------------
      Principal
         Amount
                   TEMPORARY CASH INVESTMENTS - 4.6%
                   Commercial Paper - 4.6%
   $18,074,000     American Express Credit Corp., 6.5%, 1/4/00     $   18,074,000
    21,697,000     America General Finance Corp., 6.5%, 1/6/00         21,697,000
    32,839,000     Ford Motor Credit Corp., 6.6%, 1/7/00               32,839,000
    47,995,000     Household Finance Corp., 4.0%, 1/3/00               47,995,000
    27,832,000     Prudential Funding Corp., 4.3%, 1/10/00             27,832,000
                                                                   --------------
                   TOTAL TEMPORARY CASH INVESTMENTS
                   (Cost $148,437,000)                             $  148,437,000
                                                                   --------------
                   TOTAL INVESTMENT IN SECURITIES - 100%
                   (Cost $2,961,195,681) (a)                       $3,227,481,531
                                                                   --------------


* Non-income producing security.
+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.
(a) At December 31, 1999, the net unrealized gain on investments, based on cost for federal income tax purposes of $2,963,900,611, was as follows:
     Aggregate gross unrealized gain for all investments in which there
      is an excess of value over tax cost                                                    $457,468,475
     Aggregate gross unrealized loss for all investments in which there
      is an excess of tax cost over value                                                    (193,887,555)
                                                                                             ------------
   Net unrealized gain                                                                       $263,580,920
                                                                                             ------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1999 aggregated $2,112,544,041 and $1,388,311,703, respectively.




12   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

--------------------------------------------------------------------------------
BALANCE SHEET 12/31/99
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (including temporary cash
    investments of $148,437,000) (cost $2,961,195,681)          $3,227,481,531
  Cash                                                                     852
  Receivables -
   Investment securities sold                                        7,208,159
   Fund shares sold                                                  6,394,478
   Dividends and interest                                              718,231
  Other                                                                 33,187
                                                                --------------
    Total assets                                                $3,241,836,438
                                                                --------------
LIABILITIES:
  Payables -
   Investment securities purchased                               $   3,154,152
   Fund shares repurchased                                          11,943,147
  Due to affiliates                                                  3,545,011
  Accrued expenses                                                     598,444
                                                                --------------
    Total liabilities                                            $  19,240,754
                                                                --------------
NET ASSETS:
  Paid-in capital                                               $2,844,106,464
  Accumulated undistributed net realized gain on investments       112,203,370
  Net unrealized gain on investments                               266,285,850
                                                                --------------
    Total net assets                                            $3,222,595,684
                                                                --------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $1,935,072,482/95,975,820 shares)            $       20.16
                                                                --------------
  Class B (based on $991,817,944/51,364,091 shares)              $       19.31
                                                                --------------
  Class C (based on $289,274,699/14,870,975 shares)              $       19.45
                                                                --------------
  Class Y (based on $6,430,559/315,657 shares)                   $       20.37
                                                                --------------
MAXIMUM OFFERING PRICE:
  Class A                                                        $       21.39
                                                                --------------



The accompanying notes are an integral part of these financial statements.   13

Pioneer Growth Shares

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/99


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $57,258)    $11,712,501
  Interest                                                  6,727,231
                                                          -----------
     Total investment income                                             $ 18,439,732
                                                                         ------------
EXPENSES:
  Management fees                                         $15,327,628
  Transfer agent fees
   Class A                                                  3,617,047
   Class B                                                  2,325,527
   Class C                                                    507,171
   Class Y                                                      2,606
  Distribution fees
   Class A                                                  4,591,493
   Class B                                                  9,352,392
   Class C                                                  2,607,476
  Administrative fees                                         522,070
  Custodian fees                                              182,788
  Registration fees                                         1,008,140
  Professional fees                                            97,190
  Printing                                                    170,707
  Fees and expenses of nonaffiliated trustees                  54,734
  Miscellaneous                                                37,075
                                                          -----------
     Total expenses                                                      $ 40,404,044
     Less fees paid indirectly                                               (603,324)
                                                                         ------------
     Net expenses                                                        $ 39,800,720
                                                                         ------------
      Net investment loss                                                $(21,360,988)
                                                                         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                       $397,120,031
  Change in net unrealized gain on investments                           (208,043,905)
                                                                         ------------
   Net gain on investments                                               $189,076,126
                                                                         ------------
   Net increase in net assets resulting from operations                  $167,715,138
                                                                         ------------


14   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 12/31/99 and 12/31/98


                                                              Year Ended         Year Ended
                                                               12/31/99           12/31/98
FROM OPERATIONS:
Net investment loss                                       $    (21,360,988)    $   (5,832,756)
Net realized gain on investments                               397,120,031        127,826,484
Change in net unrealized gain on investments                  (208,043,905)       283,362,478
                                                         -----------------   ----------------
  Net increase in net assets resulting from operations    $    167,715,138     $  405,356,206
                                                         -----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain:
  Class A ($1.68 and $1.38 per share, respectively)       $   (151,347,954)    $  (85,405,831)
  Class B ($1.68 and $1.38 per share, respectively)            (82,025,928)       (41,966,929)
  Class C ($1.68 and $1.38 per share, respectively)            (24,051,724)       (11,536,214)
  Class Y ($1.68 and $1.38 per share, respectively)               (827,272)          (326,738)
                                                         -----------------   ----------------
   Total distributions to shareholders                    $   (258,252,878)    $ (139,235,712)
                                                         -----------------   ----------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  2,144,643,799     $1,709,346,324
Reinvestment of distributions                                  213,912,396        118,722,177
Cost of shares repurchased                                  (1,313,367,726)      (591,625,079)
                                                         -----------------   ----------------
  Net increase in net assets resulting from fund
    share transactions                                    $  1,045,188,469     $1,236,443,422
                                                         -----------------   ----------------
  Net increase in net assets                              $    954,650,729     $1,502,563,916
NET ASSETS:
Beginning of year                                            2,267,944,955        765,381,039
                                                         -----------------   ----------------
End of year (including accumulated undistributed net
  investment income of $0 and $0, respectively)           $  3,222,595,684     $2,267,944,955
                                                         -----------------   ----------------


CLASS A                            '99 Shares       '99 Amount        '98 Shares     '98 Amount
Shares sold                         58,807,247    $1,257,591,854       50,599,844   $960,396,288
Reinvestment of distributions        6,407,419       128,532,957        4,031,378     75,507,150
Less shares repurchased            (38,467,026)     (816,919,754)     (20,085,860)  (384,992,157)
                                   -----------    --------------      -----------   -------------
 Net increase                       26,747,640    $  569,205,057       34,545,362   $650,911,281
                                   -----------    --------------      -----------   -------------
CLASS B
Shares sold                         28,316,480    $  583,380,323       27,401,351   $510,023,299
Reinvestment of distributions        3,488,796        67,092,873        1,908,567     34,640,005
Less shares repurchased            (14,421,654)     (291,705,469)      (5,575,738)  (102,526,187)
                                   -----------    --------------      -----------   -------------
 Net increase                       17,383,622    $  358,767,727       23,734,180   $442,137,117
                                   -----------    --------------      -----------   -------------
CLASS C
Shares sold                         14,394,904    $  297,000,746       12,383,572   $233,807,982
Reinvestment of distributions          903,733        17,507,340          451,825      8,250,190
Less shares repurchased             (9,755,376)     (198,630,094)      (5,640,282)  (103,770,282)
                                   -----------    --------------      -----------   -------------
 Net increase                        5,543,261    $  115,877,992        7,195,115   $138,287,890
                                   -----------    --------------      -----------   -------------
CLASS Y*
Shares sold                            315,110    $    6,670,876          259,760   $  5,118,755
Reinvestment of distributions           37,882           779,226           17,287        324,832
Less shares repurchased               (296,418)       (6,112,409)         (17,964)      (336,453)
                                   -----------    --------------      -----------   -------------
 Net increase                           56,574    $    1,337,693          259,083   $  5,107,134
                                   -----------    --------------      -----------   -------------

*Class Y shares were first publicly offered on April 30, 1998.

The accompanying notes are an integral part of these financial statements.   15


Pioneer Growth Shares

-------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
-------------------------------------------------------------------------------------------------

                                                                  Year Ended      Year Ended
                                                                   12/31/99        12/31/98
CLASS A
Net asset value, beginning of year                               $    20.34      $    16.35
                                                                 ----------      ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $    (0.09)     $    (0.03)
 Net realized and unrealized gain on investments                       1.59            5.40
                                                                 ----------      ----------
  Net increase from investment operations                        $     1.50      $     5.37
Distributions to shareholders:
 Net investment income                                                    -               -
 Net realized gain                                                    (1.68)          (1.38)
                                                                 ----------      ----------
Net increase (decrease) in net asset value                       $    (0.18)     $     3.99
                                                                 ----------      ----------
Net asset value, end of year                                     $    20.16      $    20.34
                                                                 ----------      ----------
Total return*                                                          7.40%          33.54%
Ratio of net expenses to average net assets+                           1.02%           0.95%
Ratio of net investment income (loss) to average net assets+          (0.41)%         (0.18)%
Portfolio turnover rate                                                  48%             30%
Net assets, end of year (in thousands)                           $1,935,072      $1,408,252
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                          1.00%           0.93%
 Net investment income (loss)                                         (0.39)%         (0.16)%


                                                                 Year Ended    Year Ended   Year Ended
                                                                  12/31/97      12/31/96     12/31/95
CLASS A
Net asset value, beginning of year                               $  11.71      $  10.12     $   8.85
                                                                 --------      --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  (0.03)     $  (0.01)    $   0.03
 Net realized and unrealized gain on investments                     5.16          2.67         2.58
                                                                 --------      --------     --------
  Net increase from investment operations                        $   5.13      $   2.66     $   2.61
Distributions to shareholders:
 Net investment income                                                  -             -        (0.03)
 Net realized gain                                                  (0.49)        (1.07)       (1.31)
                                                                 --------      --------     ---------
Net increase (decrease) in net asset value                       $   4.64      $   1.59     $   1.27
                                                                 --------      --------     ---------
Net asset value, end of year                                     $  16.35      $  11.71     $  10.12
                                                                 --------      --------     ---------
Total return*                                                       43.78%        26.95%       29.82%
Ratio of net expenses to average net assets+                         0.99%         1.15%        1.23%
Ratio of net investment income (loss) to average net assets+        (0.25)%       (0.08)%       0.28%
Portfolio turnover rate                                                28%           96%         158%
Net assets, end of year (in thousands)                           $567,126      $277,598     $215,564
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                        0.97%         1.13%        1.21%
 Net investment income (loss)                                       (0.23)%       (0.60)%       0.30%

 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 +Ratios assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
----------------------------------------------------------------------------------------------------------------------------
                                                        Year Ended    Year Ended    Year Ended   Year Ended     4/28/95 to
                                                         12/31/99      12/31/98    12/31/97(a)    12/31/96       12/31/95
CLASS B
Net asset value, beginning of period                     $ 19.70       $ 16.00       $ 11.55      $ 10.07       $  9.68
                                                         -------       -------       -------      -------       -------
Increase (decrease) from investment operations:
 Net investment loss                                     $ (0.19)      $ (0.07)      $ (0.15)     $ (0.05)      $     -
 Net realized and unrealized gain on investments            1.48          5.15          5.09         2.60          1.73
                                                         -------       -------       -------      -------       --------
  Net increase from investment operations                $  1.29       $  5.08       $  4.94      $  2.55       $  1.73
Distributions to shareholders:
 Net investment income                                         -             -             -            -         (0.03)
 Net realized gain                                        (1.68)         (1.38)        (0.49)       (1.07)        (1.31)
                                                         -------       -------       -------      -------       --------
Net increase (decrease) in net asset value               $ (0.39)      $  3.70       $  4.45      $  1.48       $  0.39
                                                         -------       -------       -------      -------       --------
Net asset value, end of period                           $ 19.31       $ 19.70       $ 16.00      $ 11.55       $ 10.07
                                                         -------       -------       -------      -------       --------
Total return*                                               6.57%        32.46%        42.75%       25.97%        18.26%
Ratio of net expenses to average net assets+                1.82%         1.74%         1.76%        1.86%         1.90%* *
Ratio of net investment loss to average net assets+        (1.21)%       (0.95)%       (1.01)%      (0.83)%       (0.25)%**
Portfolio turnover rate                                       48%           30%           28%          96%          158%
Net assets, end of period (in thousands)                 $991,818      $669,496      $163,955     $31,286       $14,019
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                               1.80%         1.71%         1.72%        1.84%         1.84%* *
 Net investment loss                                       (1.19)%       (0.92)%       (0.97)%      (0.81)%       (0.19)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
----------------------------------------------------------------------------------------------------------------------------
                                                          Year Ended      Year Ended      Year Ended       1/31/96 to
                                                           12/31/99        12/31/98      12/31/97(a)        12/31/96
CLASS C
Net asset value, beginning of period                      $  19.82        $  16.08         $ 11.55         $ 10.10
                                                          --------        --------         -------         -------
Increase (decrease) from investment operations:
 Net investment loss                                      $  (0.18)       $  (0.08)        $ (0.14)        $ (0.05)
 Net realized and unrealized gain on investments              1.49            5.20            5.16            2.57
                                                          --------        --------         -------         --------
  Net increase from investment operations                 $   1.31        $   5.12         $  5.02         $  2.52
Distributions to shareholders:
 Net realized gain                                           (1.68)          (1.38)         ( 0.49)          (1.07)
                                                          --------        --------         -------         --------
Net increase (decrease) in net asset value                $  (0.37)       $   3.74         $  4.53         $  1.45
                                                          --------        --------         -------         --------
Net asset value, end of period                            $  19.45        $  19.82         $ 16.08         $ 11.55
                                                          --------        --------         -------         --------
Total return*                                                 6.63%          32.55%          43.44%          25.61%
Ratio of net expenses to average net assets+                  1.77%           1.71%           1.69%           1.89%* *
Ratio of net investment loss to average net assets+          (1.16)%         (0.92)%        ( 0.93)%         (1.01)%**
Portfolio turnover rate                                         48%             30%             28%             96%
Net assets, end of period (in thousands)                  $289,275        $184,909         $34,300         $ 1,354
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 1.74%           1.67%           1.63%           1.87%* *
 Net investment loss                                         (1.13)%        ( 0.88)%        ( 0.87)%         (0.99)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratios assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
-------------------------------------------------------------------------------

                                                        Year Ended      4/30/98 to
CLASS Y                                                12/31/99(a)      12/31/98
Net asset value, beginning of period                     $ 20.41        $ 19.73
                                                         -------        --------
Increase from investment operations:
 Net investment income                                   $  0.01        $  0.03
 Net realized and unrealized gain on investments            1.63           2.03
                                                         -------        --------
  Net increase from investment operations                $  1.64        $  2.06
Distributions to shareholders:
 Net realized gain                                         (1.68)         (1.38)
                                                         -------        --------
Net increase (decrease) in net asset value               $ (0.04)       $  0.68
                                                        --------        --------
Net asset value, end of period                           $ 20.37        $ 20.41
                                                        --------        --------
Total return*                                               8.08%         11.02%
Ratio of net expenses to average net assets+                0.61%          0.51%**
Ratio of net investment income to average net
  assets+                                                   0.02%          0.29%**
Portfolio turnover rate                                       48%            30%
Net assets, end of period (in thousands)                $  6,431        $ 5,287
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                               0.58%          0.51%**
 Net investment income                                      0.05%          0.29%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at each end of each period.

 ** Annualized.

  + Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Growth Shares

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/99
-------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Growth Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek appreciation of capital.

The Fund offers four classes of shares--Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities

Pioneer Growth Shares

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

   that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $1,733 of class action settlements received by the Fund during the year ended December 31, 1999.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 1999, the Fund reclassified $21,360,988 from accumulated undistributed net realized gain on investments to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   In order to comply with federal income tax regulations, the Fund has designated $273,287,538 as a capital gain dividend for the purposes of the dividend paid deduction.


C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $1,742,397 in underwriting commissions on the sale of fund shares during the year ended December 31, 1999.


D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer

Pioneer Growth Shares

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/99                            (continued)
-------------------------------------------------------------------------------

   agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.625% of the excess over $1 billion. Prior to October 1, 1999, management fees were calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million. Effective October 1, 2000, the basic fee will be subject to a performance adjustment up to a maximum of +/-0.10% based on the Fund's investment performance as compared with the Russell 1000[RegTM] Index.

In addition, under the management and administrative agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At December 31, 1999, $1,811,343 was payable to PIM related to management fees, administrative fees and certain other services.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $215,353 in transfer agent fees payable to PSC at December 31, 1999.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the

Pioneer Growth Shares

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,518,315 in distribution fees payable to PFD at December 31, 1999.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1999, CDSCs in the amount of $3,244,223 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1999, the Fund's expenses were reduced by $603,324 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain others in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the year ended December 31, 1999 was $23,836. The average daily shares outstanding during the year were 145,276,797 resulting in an average borrowing of less than one cent per share. The related weighted average annualized

Pioneer Growth Shares

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/99                            (continued)
-------------------------------------------------------------------------------

interest rate for the year was 5.625%, and the total interest expense on such borrowings was $1,359.

7. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of December 31, 1999:


--------------------------------------------------------------------------------

                                                      Dividend
                                Purchases    Sales     Income        Value
  ---------------------------------------------------------------------------
  Minerals Technologies, Inc.   $3,081,794    $ -     $223,640    $81,887,750

--------------------------------------------------------------------------------

Pioneer Growth Shares

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Growth Shares:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Growth Shares as of December 31, 1999, and the related statement of operations, statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Shares as of December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 4, 2000

Pioneer Growth Shares

-------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
-------------------------------------------------------------------------------

On September 28, 1999, Pioneer Growth Shares held a special meeting of shareowners. All proposals were passed by a shareowner vote. Here are the detailed results of the votes.

Proposal 1 -- To elect Trustees.


      Nominee                 Affirmative            Withheld
John F. Cogan Jr.           99,623,618.084        3,095,671.171
Mary K. Bush                99,437,243.255        3,282,046.000
Richard H. Egdhal, M.D.     99,393,050.133        3,326,239.122
Margaret B.W. Graham        99,468,588.402        3,250,700.853
John W. Kendrick            99,541,101.962        3,178,187.293
Marguerite A. Piret         99,647,229.699        3,072,059.556
David D. Tripple            99,631,299.317        3,087,989.938
Stephen K. West             99,617,712.460        3,101,576.795
John Winthrop               99,653,677.648        3,065,611.607

Proposal 2 -- To approve a new management contract.


  Affirmative            Against              Abstain
63,347,767.137        12,708,199.482        4,192,112.635

Proposal 3 (a) -- To reclassify the Fund's investment restriction on purchasing securities on margin.


 Affirmative             Against              Abstain
68,198,658.800        7,092,142.920        4,957,277.535

Proposal 3 (b) -- To eliminate the Fund's investment restriction on short sales.


 Affirmative             Against              Abstain
68,143,934.711        7,231,417.483        4,872,727.061

Proposal 3 (c) -- To amend the Fund's investment restriction on borrowing.


 Affirmative             Against              Abstain
67,657,609.046        7,623,005.548        4,967,464.661

Pioneer Growth Shares

-------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
-------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Jeffrey B. Poppenhagen, Vice President
John W. Kendrick                      Eric W. Reckard, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1 - 800 - 225 - 6292.


FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1 - 800 - 225 - 4321. For specific account information, have your 13 - digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFoneSM for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.


[PIONEER LOGO]

Pioneer Investment Management, Inc.
60 State Street                          7314-00-0200
Boston, Massachusetts 02109             (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                    [recycle logo] Printed on Recycled Paper